UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1 TO CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 31, 2012

BADGER METER, INC.

(Exact name of Registrant as Specified in Its Charter)

Wisconsin	001-06706	39-0143280
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4545 W. Brown Deer Road, Milwaukee, Wisconsin 53223

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (414) 355-0400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Amendment No. 1 to Current Report on Form 8-K/A is being filed to amend the Current Report on Form 8-K (the “Initial 8-K”) filed with the Securities and Exchange Commission on February 6, 2012 by Badger Meter, Inc. (the “Company”) to include the financial information referred to in Item 9.01(a) and (b) with respect to the Company’s acquisition of Racine Federated, Inc. (“Racine Federated”) on January 31, 2012.

This Amendment No. 1 does not reflect events occurring after the filing of the Initial 8-K and, other than amending Item 9.01 of the Initial 8-K, does not modify or update the disclosures in the Initial 8-K in any way.

The Company hereby amends Item 9.01 of the Initial 8-K to provide in its entirety as follows:

Item 9.01 Financial Statements and Exhibits

(a)	Financial statements of business acquired.

The Consolidated Financial Statements (audited) of Racine Federated as of and for the year ended December 31, 2011 of Racine Federated are filed as Exhibit 99.1 to this report and incorporated herein by reference.

(b)	Pro forma financial information.

The Unaudited Pro Forma Combined Condensed Balance Sheet as of December 31, 2011 and the Unaudited Pro Forma Combined Condensed Statement of Operations as of and for the fiscal year ended December 31, 2011, showing the pro forma effects of the Company’s acquisition of Racine Federated, and related notes are filed as Exhibit 99.2 to this report and incorporated herein by reference.

(d)	Exhibits.

(23.1)	Consent of CliftonLarsonAllen LLP, independent registered public accounting firm, of Racine Federated, Inc.

(99.1)	The Consolidated Financial Statements (audited) of Racine Federated as of and for the year ended December 31, 2011 of Racine Federated.

(99.2)	The Unaudited Pro Forma Combined Condensed Balance Sheet as of December 31, 2011 and the Unaudited Pro Forma Combined Condensed Statement of Operations for the fiscal year ended December 31, 2011, showing the pro forma effects of the Company’s acquisition of Racine Federated, and related notes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BADGER METER, INC.

Dated: April 13, 2012	By:	/s/ Richard E. Johnson
Richard E. Johnson
Senior Vice President – Finance,
Chief Financial Officer and Treasurer

EXHIBIT INDEX TO CURRENT REPORT ON FORM 8-K

Dated January 31, 2012

EXHIBIT NO.	EXHIBIT DESCRIPTION

(23.1)	Consent of CliftonLarsonAllen LLP, independent registered public accounting firm, of Racine Federated, Inc.

(99.1)	The Consolidated Financial Statements (audited) of Racine Federated as of and for the year ended December 31, 2011 of Racine Federated.

(99.2)	The Unaudited Pro Forma Combined Condensed Balance Sheet as of December 31, 2011 and the Unaudited Pro Forma Combined Condensed Statement of Operations for the fiscal year ended December 31, 2011, showing the pro forma effects of the Company’s acquisition of Racine Federated, and related notes.